UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2019

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue P.O. Box 58039 Santa Clara, CA	95052-8039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMAT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2019, Applied Materials, Inc., a Delaware corporation (“Buyer” or “Applied”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”), among Buyer, Kokusai Electric Corporation, a stock company (kabushiki kaisha) organized under the laws of Japan (the “Company”), and KKR HKE Investment L.P., a limited partnership organized under the laws of the Cayman Islands (“Seller”). Pursuant to the Share Purchase Agreement, at the closing of the transactions contemplated by the Share Purchase Agreement (the “Closing”), Seller will sell all of the common shares (the “Shares”) of the Company to Buyer, Buyer will purchase all of the Shares from Seller and the Company will become a wholly-owned subsidiary of Buyer.

Subject to the terms and conditions set forth in the Share Purchase Agreement, at the Closing, Buyer will pay $2.2 billion in cash for the Company, subject to adjustments for net debt, transaction expenses and net working capital, as further described in the Share Purchase Agreement.

The Closing is subject to customary conditions, including, among others, the absence of a material adverse effect on the Company and the receipt of specified regulatory and governmental consents and approvals.

The Share Purchase Agreement contains representations, warranties and covenants of the parties customary for a transaction of this type, including covenants of the parties to use their reasonable best efforts to obtain all required governmental and regulatory consents and approvals, subject to certain exceptions contained in the Share Purchase Agreement.

The Share Purchase Agreement contains certain termination rights by either Buyer or Seller, including if the transactions contemplated by the Share Purchase Agreement are not consummated on or before June 30, 2020, which date may be extended by three months on two separate occasions if, on the applicable date, the only conditions to closing relate to required regulatory approvals. If the Share Purchase Agreement is terminated under certain circumstances involving the failure to obtain required regulatory approvals, Buyer will be obligated to pay Seller a termination fee equal to $154 million in cash.

The foregoing description of the Share Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference. The Share Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Buyer, Seller, the Company or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Share Purchase Agreement were made only for purposes of the Share Purchase Agreement as of the specific dates therein, were solely for the benefit of the parties to the Share Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Share Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Share Purchase Agreement.

Buyer expects to finance the transaction with a combination of balance sheet cash and a term loan facility.

Item 7.01	Regulation FD Disclosure.

On July 1, 2019, Buyer issued a press release announcing the execution of the Share Purchase Agreement, the text of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Share Purchase Agreement, dated as of June 30, 2019, among Buyer, the Company and Seller*

99.1	Press Release issued by Applied Materials, Inc. dated July 1, 2019

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Applied agrees to furnish supplementally a copy of any such schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

Forward-Looking Statements

This report contains forward-looking statements, including those regarding Applied’s proposed acquisition of the Company; the impact on Applied’s earnings, gross and operating margins, strategic position, product and service offerings in semiconductor and services markets, ability to serve customers’ requirements, and delivery of long-term value to stockholders; benefits to Applied’s and the Company’s customers, employees and stockholders; financing activities and usage of cash in connection with and after the proposed acquisition; and all statements other than those of historical fact. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “can,” “should,” “will,” “forecast,” “anticipate” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements Risks and uncertainties include but are not limited to: the ability of the parties to consummate the proposed acquisition in a timely manner or at all; satisfaction of the conditions precedent to consummation of the proposed acquisition, including the ability to secure regulatory approvals in a timely manner and upon terms anticipated by the parties or at all; the possibility of or an increase in litigation and other claims (including related to the transaction itself); successful completion of anticipated financing arrangements; Applied’s ability to successfully integrate the Company’s operations, product and service lines, technology and employees and realize expected synergies from the proposed acquisition; disruptions of Applied’s and the Company’s current plans, operations and relationships with customers, suppliers and employees caused by the announcement and pendency of the proposed acquisition; unknown, underestimated or undisclosed commitments or liabilities; the level of demand for the combined companies’ products and services, which is subject to many factors, including uncertain global economic and industry conditions, demand for electronic products and semiconductors, and customers’ new technology and capacity requirements; Applied’s ability to (i) develop, deliver and support a broad range of products and services, expand its markets and develop new markets, (ii) timely align its cost structure with business conditions, and (iii) attract, motivate and retain key employees of Applied and the Company; and other risks and uncertainties described in Applied’s SEC filings, including its most recent Forms 10-Q and 8-K. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Neither Applied nor the Company undertakes any obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)

Date: July 1, 2019	By:	/s/ Christina Y. Lai
Christina Y. Lai
Corporate Secretary

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